UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 4, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45241                 22-3542636
         --------                    ---------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
         of Registrant)             File Number)            Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING.

         On January 4, 2006, the Registrant received a letter from the American Stock Exchange ("AMEX") notifying the Registrant that based on the Registrant's unaudited financial statements as of September 30, 2005, the Registrant is not in compliance with the continued listing standards set forth in the AMEX Company Guide in that its shareholders' equity is less than $4,000,000 and it had losses from continuing operations and/or net losses in three of its four most recent fiscal years (Section 1003(a)(ii)) and its shareholders' equity is less than $6,000,000 and it had losses from continuing operations and/or net losses in its five most recent fiscal years (Section 1003(a)(iii)).

         At the invitation of AMEX, the Registrant intends to submit a plan by February 3, 2006 advising AMEX of action it has taken, or will take, to bring it in compliance with the above continued listing standards within a maximum of 18 months from January 4, 2006. If the Registrant does not submit a plan, or submits a plan that is not accepted, the Registrant may be subject to delisting proceedings. Additionally, if a plan is accepted but the Registrant is not in compliance with the continued listing standards or does not make progress consistent with such plan during the plan period, AMEX may initiate delisting proceedings.

         A copy of the letter from AMEX is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             99.1     Letter from Listing Qualifications, AMEX, dated January 4,
                      2006

             99.2     Press Release of the Registrant, dated January 10, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 10, 2006

                                         ELITE PHARMACEUTICALS, INC.


                                         By:    /s/ BERNARD BERK
                                             -----------------------------------
                                             Name:   Bernard Berk
                                             Title:  Chief Executive Officer